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GREATER NEVADA CREDIT UNION

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”), effective as of October 29, 2020, is made and entered into by and between Greater Nevada Credit Union, a non-profit cooperative corporation organized under the laws of the State of Nevada, together with its successors and assigns, (the “Secured Party”), and The Dixie Group, Inc., a corporation organized under the laws of the State of Tennessee, and TDG Operations, LLC, a limited liability limited company organized under the laws of the State of Georgia (together with The Dixie Group, Inc., jointly and severally, the “Debtor”) (collectively, the “Parties” and, singularly, a “Party”). The designation of Debtor and Secured Party as used herein shall include said parties successors and assigns, and shall include singular, plural, masculine, feminine, or neuter as required by context. All capitalized terms used herein which are not otherwise defined herein, shall have the meaning as defined in that certain Loan Agreement between Debtor, as Borrower, and Secured Party, as Lender, of even date herewith (the “Loan Agreement”).
RECITAL OF PURPOSE
WHEREAS, under the terms of the Loan Agreement, Secured Party has agreed to loan Debtor the sum of Fifteen Million and No/100 Dollars ($15,000,000.00) (the “Loan”) for the purpose of debt refinancing and loan closing costs;
WHEREAS, the Loan is evidenced by that certain Promissory Note of even date herewith (the “Note”);
WHEREAS, Debtor has agreed to secure its obligations under the Note and Loan Agreement by granting to Secured Party a security interest in the Collateral (as hereinafter defined) as security for the Loan; and
WHEREAS, Debtor and Secured Party wish to set forth their Agreement with respect to Debtor’s grant of the security interest in the Collateral by entering into this Agreement.
NOW THEREFORE, Debtor acknowledges the valuable consideration provided to it by the Secured Party through the extension of credit under the Loan Agreement and that it is receiving a direct benefit therefrom and agrees to the terms of this Agreement, for the benefit of Secured Party, as follows:
I.    SECURITY INTEREST
Debtor hereby grants to Secured Party a continuing security interest in all of Debtor’s right, title and interest in and to all machinery and equipment as further described on Exhibits A and B attached hereto (collectively, the “Collateral”).

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II.    OBLIGATIONS SECURED
The security interest granted to Secured Party hereby secure the payment and performance of the Note and of all present and future Obligations and all now existing or subsequently arising obligations of Debtor under this Agreement.
III.    FILING OF MORTGAGE, FINANCING STATEMENTS AND OTHER FILINGS
In addition to the recording of the Mortgages, Debtor hereby authorizes Secured Party (i) to prepare and file one or more Uniform Commercial Code (“UCC”) financing statements, including, without limitation, UCC-1 Financing Statements and one or more “Fixture Filings”, as defined under the UCC, covering the Collateral, as Secured Party deems necessary to perfect the liens and security interest on the Collateral, without the signature of Debtor and, (ii) without notice to or the participation of Debtor, to file or record such continuation statements and amendments, as deemed necessary by Secured Party, at any time, to maintain its perfected lien position in the Collateral or any portion thereof. This Agreement, and the security interest and rights granted hereby, shall continue until the Note and all other Obligations have been paid in full.
IV.    USE AND DISPOSITION OF COLLATERAL
Unless and until an Event of Default occurs and is continuing, Debtor may use the Collateral in the ordinary course of the Business and not inconsistent with this Agreement and the Loan Agreement. Except in the ordinary course of the Business, or as otherwise permitted in the Loan Agreement, Debtor shall not sell, encumber, or in any manner dispose of any material portion of the Collateral, unless consented to by Secured Party in writing.
Debtor hereby grants to Secured Party an irrevocable license to enter upon any premises where any tangible items of Collateral are located or where any record of tangible or intangible items of Collateral may be maintained, for purposes of inspecting the Collateral or any portion thereof and to inspect any records relating thereto and in connection therewith (including the copying of any such records). Debtor hereby assigns to Secured Party all right, title and interest of Debtor in and to any leases or other similar agreements between Debtor and various persons with respect to any or all of the Collateral and any books or records relating thereto.
V.    REPRESENTATIONS, WARRANTIES, AND COVENANTS
Debtor represents, warrants and covenants as follows:
1.Subject to any limitations stated in writing herein or in connection herewith, all information furnished by Debtor to Secured Party concerning the Collateral is, or will be at the time the same is furnished, accurate and complete in all material respects.
2.The office where Debtor keeps its records concerning the Collateral is located at its principal place of business at 475 Reed Road, Dalton, Georgia 30722. Debtor will not remove any such records from such locations without the written consent of Secured Party.

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3.The Collateral is used exclusively for business purposes as set forth in the Loan Agreement.
4.Debtor has full power and authority to execute and deliver this Agreement and to grant the security interest in the Collateral as provided herein.
5.Debtor has or shall procure and maintain good and marketable title to the Collateral, free and clear of all liens, security interests or encumbrances, except for Permitted Liens.
VI.    TAXES, ASSESSMENTS AND GOVERNMENTAL CHARGES
Debtor shall pay as and when due any and all taxes, charges and fees arising in relation to or stemming from the creation, perfection, preservation and continuation of any security interest in the Collateral, whenever arising, except those that are being contested in good faith by appropriate proceedings and for which Debtor has set aside adequate reserves.
VII.    INDEMNIFICATION
If any governmental body, instrumentality, entity, or agency determines at any time that any tax, charge, fee and/or penalty is due and owing with regard to the creation, perfection, preservation, or continuity of the security interest intended to be created hereunder, or assesses such amounts against Secured Party or Debtor, then Secured Party may pay such tax, fee, charge and/or penalty on behalf of Debtor, or require Debtor to pay such tax, fee, charge and/or penalty in full and on demand. If Secured Party pays such tax, fee, charge and/or penalty on behalf of Debtor, then Debtor hereby agrees to indemnify and reimburse Secured Party, in full, for any such amounts and any costs, fees, or charges related thereto, including, without limitation, any and all reasonable attorney fees or other legal costs. Any such taxes, fees, charges and/or penalties paid by Secured Party hereunder shall be deemed an advance secured by the Collateral until paid in full and shall be afforded the same protection as advances made under any Obligation secured by this Agreement.
VIII.    MAINTENANCE AND PRESERVATION OF COLLATERAL
Debtor will maintain and preserve the Collateral in good order and condition (ordinary wear excluded) and will not permit the Collateral to be wasted or destroyed. Debtor shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, financing statements and instruments as Secured Party may require for the purpose of more completely vesting in and assuring to Secured Party its rights hereunder and in or to the Collateral. Further, Debtor shall have the continuing and affirmative obligation to take all actions required by Secured Party to maintain perfection and priority of Secured Party’s security interest in the Collateral.
IX.    NO OTHER SECURITY INTEREST OR FINANCING STATEMENTS

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Except for Permitted Liens or with the prior written consent of Secured Party, Debtor will not permit or allow to exist any other security interest in or lien upon the Collateral, or any item thereof, or permit any financing statement covering the Collateral or any item thereof to be on file in any public office. Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Secured Party, however, may contest any claims made against Debtor in the name of Debtor wherein the security hereunder would by an adverse decision be impaired, and Secured Party may charge to Debtor its reasonable expenses in defending any such claims.
X.    REPORTS, EXAMINATIONS AND INSPECTIONS
Upon request by Secured Party, Debtor shall periodically furnish to Secured Party information adequate to identify the Collateral and any proceeds arising therefrom, at such times and in such form and substance as may be reasonably requested, together with pledges or assignments in form satisfactory to Secured Party.
Secured Party shall be entitled, during normal business hours and upon reasonable notice to Debtor, by or through any of Secured Party’s officers, agents, attorneys, or accountants, to examine or inspect the Collateral wherever located, and to examine, inspect and make extracts from Debtor’s books and other records.
XI.    COSTS AND EXPENSES PAID BY SECURED PARTY
At its option, Secured Party may pay for insurance on the Collateral and any taxes, assessments or other charges that Debtor fails to pay, in accordance with the provisions hereof and of the Loan Agreement. Any payment so made or expense so incurred by Secured Party shall be added to the Obligations of Debtor to Secured Party, shall be payable on demand, shall be deemed an advance secured by the Collateral until paid in full and shall be afforded the same protection as advances made under any Obligation secured by this Agreement.
XII.    EVENTS OF DEFAULT
Debtor shall be in default under this Agreement upon the happening on any of the following events (“Events of Default”):
1.If there shall be any default in any of the payment obligations under the Note (failure to pay any interest or principal when due) or of any of the other Obligations, which is not cured within any applicable cure period;
2.If there shall occur any Event of Default under the Loan Agreement, which is not cured within any applicable cure period;
3.If there shall be any default by Debtor in the due observance or performance of any other covenants, terms, or conditions set forth herein and such default is not cured within thirty (30) days after notice thereof is given by Secured Party to Debtor, or, if such default cannot

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be cured within thirty (30) days, remains uncured after a total of ninety (90) days where Debtor has promptly initiated and diligently pursued such cure;
4.If there shall be any loss, theft, substantial damage, destruction, or encumbrance of any material portion or value of the Collateral, not covered by insurance, and such loss or damage is not replaced or repaired within ninety (90) days thereof or such additional time thereafter as may be reasonably necessary;
5.    If any representation or warranty of Debtor contained herein is false or misleading in any material respect;
6.    If Debtor becomes insolvent or bankrupt, is generally not paying its debts as they become due, makes an assignment for the benefit of creditors, or files for protection under the Federal bankruptcy laws;
7.    If a custodian, trustee or receiver is appointed for Debtor or for its property (wherever located) and is not discharged within sixty (60) days after such appointment;
8.    If bankruptcy, reorganization, arrangement or insolvency proceeding, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, is instituted by any third party against Debtor, which is not dismissed within sixty (60) days after such institution;
9.    If Debtor fails to comply with a request, pursuant to Article VIII herein, to perfect Secured Party’s security interest in the Collateral; or
10.    If any security interest in any Collateral is not perfected or becomes unperfected through no fault of Secured Party and Debtor fails to take action within five (5) business days of a request from Secured Party to cause the Collateral to be perfected.
XIII.    REMEDIES
Upon the occurrence and continuance of any of the Events of Default specified herein, Secured Party may take any one or more of the following actions:
1.    Exercise any and all rights and remedies accorded to it by the UCC in effect in the State of Tennessee (as in effect from time to time), with respect to any or all of the Collateral.
2.    Enter upon the premises where any of the Collateral may be located or any of the books and records are kept, take possession of the same, and, after first taking inventory of the Collateral, dispose of it in the following manner:
i.In the event the Collateral consists partially, or totally, of items that are perishable, threaten to rapidly decline in value or are of a type customarily sold on a recognized market, Secured Party may sell said items at such time or times and in such manner as it, in its sole discretion, deems economically feasible;

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ii.Secured Party may sell all or any part of any Collateral to any person, including Secured Party (if such sale is public). Secured Party shall give Debtor ten (10) days’ notice of a sale of Collateral, other than Collateral described in subsection (a) hereinabove;
    3.    Declare the Note and other Obligations secured hereby to be immediately due and payable without presentment, further demand, protest, or other notice of dishonor of any kind, all of which are hereby expressly waived by Debtor; and
4.    Take any and all remedial actions provided under the Loan Agreement and other Loan Documents, and as otherwise permitted under applicable law or in equity.
No delay in accelerating the maturity of the Note or any Obligation as aforesaid or in taking any other action with respect to any Event of Default, or in taking any action or remedy hereunder shall affect the rights of Secured Party to take any other action or remedy with respect thereto. No waiver by Secured Party as to one Event of Default shall affect rights as to any other Event of Default.
XIV.    MISCELLANEOUS PROVISIONS
1.    The provisions of this Agreement may be amended, or compliance with this agreement waived, at any time, by the written agreement of Secured Party and Debtor.
2.    Any notice(s) furnished hereunder shall be deemed conclusively to have been received by a party hereto and be effective on the day on which delivered to such party at the address set forth below (or at such other address as such party shall specify to the other parties in writing), or if sent by certified mail, return receipt requested, on the day of delivery or refusal of delivery, as evidenced by the return receipt therefor, if addressed to such party at such address:
1.If to Secured Party:

Greater Nevada Credit Union
451 Eagle Station Lane
Carson City, NV 89701
Attn: Commercial Services

2.If to Debtor:

The Dixie Group, Inc.
c/o TDG Operations, LLC
475 Reed Road
        Dalton, GA 30722
        Attn: Jon Faulkner

3.    All rights of Secured Party and all of the rights, remedies and duties of Secured Party and Debtor shall be governed by the laws of the State of Tennessee, except as superseded by applicable United States federal law. DEBTOR HEREBY IRREVOCABLY SUBMITS

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GENERALLY AND UNCONDITIONALLY, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF ANY TENNESSEE COURT, OR ANY UNITED STATES FEDERAL COURT SITTING IN THE STATE OF TENNESSEE, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. FURTHERMORE, ISSUER HEREBY WAIVES ANY RIGHT TO REQUIRE A JURY TRIAL.
SIGNATURE PAGE OF SECURITY AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

DEBTOR: The Dixie Group, Inc., a Tennessee corporation By:_________________________________ Name: Jon Faulkner Title: Vice President

TDG Operations, LLC, a Georgia limited liability company

By:_________________________________
Name: Jon Faulkner
Title: Manager

SECURED PARTY:
GREATER NEVADA CREDIT UNION, a Nevada nonprofit cooperative corporation

By:_______________________________
Name:
Title:

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EXHIBIT A – COLLATERAL DESCRIPTION
All of Debtor’s right, title and interest in and to the following personal property and fixtures (current and future) of Debtor, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising (the “Collateral”):

    (a)    Any and all machinery and equipment as described in Exhibit B attached hereto, including, without limitation, all equipment documents, replacements, repairs, additions, attachments, accessories, accessions, parts, tools, dies, or related software (embedded or otherwise), wherever located;

    (b)    any of the foregoing that is or will become fixtures; and

(c)    Any and all proceeds of any of the foregoing (including, but not limited to, any claims to any items referred to in this exhibit and any claims against third parties for loss of, damage to, or destruction of any or all of the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents and the proceeds of such proceeds.
All terms used herein which are defined in the Uniform Commercial Code of the State of Tennessee, as amended from time to time, shall have the meaning assigned to them in said Uniform Commercial Code.

A-1
NPCHLT1:1788931.3-AGR-(CMILLER) 057716-00028

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EXHIBIT B – EQUIPMENT LIST

B - 1
NPCHLT1:1788931.3-AGR-(CMILLER) 057716-00028